                                                                    EXHIBIT 99.1




                              AMENDED AND RESTATED
                              SEPARATION AGREEMENT

                            EFFECTIVE APRIL 23, 2001





                                 BY AND BETWEEN

                    THE WILLIAMS COMPANIES, INC. ("WILLIAMS")

                                       AND

             WILLIAMS COMMUNICATIONS GROUP, INC. ("COMMUNICATIONS")









                                   SUPERSEDES:

THE SEPARATION AGREEMENT BY AND BETWEEN WILLIAMS AND COMMUNICATIONS DATED SEPTEMBER 30, 1999.

                    AMENDED AND RESTATED SEPARATION AGREEMENT


                               TABLE OF CONTENTS


1.       DEFINITIONS...............................................................................................1

         1.01     DEFINITIONS......................................................................................1

2.       ANCILLARY AGREEMENT AND TERMINATION OF PRIOR AGREEMENT....................................................4

         2.01     ANCILLARY AGREEMENTS.............................................................................4

         2.02     TERMINATION OF PRIOR AGREEMENT...................................................................5

3.       CERTAIN BUSINESS MATTERS..................................................................................5

         3.01     NON-COMPETITION..................................................................................5

         3.02     EXCHANGE OF INFORMATION..........................................................................7

         3.03     OWNERSHIP OF INFORMATION.........................................................................7

         3.04     COMPENSATION OF PROVIDING INFORMATION............................................................8

         3.05     RECORD RETENTION.................................................................................8

         3.06     LIMITATION OF LIABILITY..........................................................................8

         3.07     OTHER AGREEMENTS PROVIDING FOR EXCHANGE OF INFORMATION...........................................8

         3.08     PRODUCTION OF WITNESSES, RECORDS AND COOPERATION.................................................8

         3.09     CONFIDENTIALITY..................................................................................9

         3.10     PROTECTIVE ARRANGEMENTS..........................................................................9

4.       DISPUTE RESOLUTION........................................................................................9

         4.01     .................................................................................................9

5.       FURTHER ASSURANCE AND ADDITIONAL COVENANTS................................................................9

         5.01     FURTHER ASSURANCES...............................................................................9

         5.02     WAIVER OF TERMINATION RIGHTS.....................................................................10

6.       EMPLOYEE BENEFITS.........................................................................................11

         6.01     EMPLOYEE BENEFIT PLAN............................................................................11

7.       EFFECTIVENESS.............................................................................................11

         7.01     EFFECTIVENESS....................................................................................11

8.       SUCCESSORS AND ASSIGNS....................................................................................11

         8.01     SUCCESSORS AND ASSIGNS...........................................................................11

9.       NO THIRD-PARTY BENEFICIARIES..............................................................................11

         9.01     NO THIRD-PARTY BENEFICIARIES.....................................................................11

10.      ENTIRE AGREEMENT..........................................................................................12

         10.1     ENTIRE AGREEMENT.................................................................................12

11.      AMENDMENT.................................................................................................12

         11.01    AMENDMENT........................................................................................12

12.      WAIVERS  .................................................................................................12

         12.01    WAIVERS..........................................................................................12

13.      SEVERABILITY..............................................................................................12

         13.01    SEVERABILITY.....................................................................................12

14.      HEADINGS .................................................................................................12

         14.01    HEADINGS.........................................................................................12

15.      NOTICES  .................................................................................................12

         15.01    NOTICES..........................................................................................12

16.      GOVERNING LAW.............................................................................................13

         16.01    GOVERNING LAW....................................................................................13

17.      COURTERPARTS..............................................................................................13

         17.01    COUNTERPARTS.....................................................................................13

                                    EXHIBITS


EXHIBIT 1    AMENDED AND RESTATED CROSS-LICENSE AGREEMENT

EXHIBIT 2    AMENDED AND RESTATED EMPLOYEE BENEFITS AGREEMENT

EXHIBIT 3    AMENDED AND RESTATED INDEMNIFICATION AGREEMENT

EXHIBIT 4    AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

EXHIBIT 5    AMENDED AND RESTATED OPERATION, MAINTENANCE AND REPAIR AGREEMENT

EXHIBIT 6    AMENDED AND RESTATED TAX SHARING AGREEMENT

EXHIBIT 7    RESTRUCTURING AGREEMENT

EXHIBIT 8    SHAREHOLDER AGREEMENT

EXHIBIT 9    TRADEMARK LICENSE AGREEMENT

EXHIBIT 10   DISPUTE RESOLUTION PROCEDURES

                              AMENDED AND RESTATED
                              SEPARATION AGREEMENT

         THIS AMENDED AND RESTATED SEPARATION AGREEMENT (this "Agreement") is made and entered into this 23rd day of April, 2001 (the "Effective Date"), by and between The Williams Companies, Inc., a Delaware corporation ("Williams"), and Williams Communications Group, Inc., a Delaware corporation ("Communications"). The parties to this Agreement are collectively referred to as the "Parties", and singularly as a "Party".

         WHEREAS, the Parties entered into a Separation Agreement dated September 30, 1999, in conjunction with the initial public offering of Communications (the "Prior Agreement");

         WHEREAS, Williams plans to spin-off a portion of the issued and outstanding Communications Class A Common Stock, par value $.01 per share, held by Williams to the shareholders of Williams (the "Spin-Off");

         WHEREAS, the Parties desire to amend and restate the Prior Agreement with respect to the Spin-Off; and

         WHEREAS, it is appropriate and desirable to set forth certain agreements that will govern certain matters relating to the Spin-Off and the conduct of business after its closing and the relationship of Williams and Communications and their respective subsidiaries following the Spin-Off,

         NOW, THEREFORE, the Parties agree, intending to be legally bound, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.01. DEFINITIONS. As used in this Agreement, in addition to the terms defined in the Preamble and Recitals hereof, the following terms shall have the following meanings, applicable to both the singular and plural forms of the terms described:

         "ACTION" shall mean any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local or foreign or international Governmental Authority or any arbitration or mediation tribunal.

         "ALGAR" means Algar Telecom, S.A.

         "ALGAR INVESTMENT" means the equity and debt investments of Williams in Algar from time to time.

         "AMENDED AND RESTATED CROSS-LICENSE AGREEMENT" means the agreement attached hereto as Exhibit 1.

         "AMENDED AND RESTATED EMPLOYEE BENEFITS AGREEMENT" means the agreement attached hereto as Exhibit 2.

         "AMENDED AND RESTATED INDEMNIFICATION AGREEMENT" means the agreement attached hereto as Exhibit 3.

         "AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT" means the agreement attached hereto as Exhibit 4.

         "AMENDED AND RESTATED OPERATION, MAINTENANCE AND REPAIR AGREEMENT" means the agreement attached hereto as Exhibit 5.

         "AMENDED AND RESTATED TAX SHARING AGREEMENT" means the agreement attached hereto as Exhibit 6.

         "AGREEMENT" shall have the meaning ascribed to it in the Preamble.

         "ANCILLARY AGREEMENTS" shall mean and include the Amended and Restated Administrative Services Agreement, the Amended and Restated Cross-License Agreement, Amended and Restated Employee Benefits Agreement, Amended and Restated Indemnification Agreement, Amended and Restated Operation, Maintenance and Repair Agreement, Amended and Restated Tax Sharing Agreement, Shareholder Agreement, and the Trademark License Agreement.

         "BUSINESS DAY" means any calendar day which is not a Saturday, Sunday or public holiday under the laws of the State of New York.

         "CLOSING" means the consummation of the Spin-Off.

         "CLOSING DATE" means the date on which the Closing occurs.

         "COMMUNICATIONS ACTIVITIES" shall mean and include all business activities and lines of business conducted by any member of the Communications Group on the IPO Closing Date that was not a member of the Williams Group at the IPO Closing Date; provided however, that until such time, if ever, as Communications shall acquire the Algar Investment, the Williams Group's activities with respect to the Algar Investment, including the making of any additional investment in Algar, shall not be deemed to be included in Communications Activities.

         "COMMUNICATIONS GROUP" shall mean Communications and its direct and indirect subsidiaries.

         "DERIVATIVE" shall mean and include an instrument, such as an option (put or call), futures contract, swap or hybrid instrument, the value of which is derived from or measured by a commodity. For such purposes, telecommunications transmission capacity, rights or use in dark fiber, and leases of dark fiber shall be considered commodities. "Derivative" shall include structured products in the form of such securities or contracts used to manage risk of changes in commodity market prices and/or commodity market conditions.

         "ENERGY ACTIVITIES" shall mean and include all business activities and lines of business conducted by any member of the Williams Group on the IPO Closing Date that was not a member of the Communications Group at the IPO Closing Date; provided however, that after such time, if ever, as Communications shall acquire the Algar Investment, the Communications Group's activities with respect to the Algar Investment, including the making of any additional investment in Algar, shall not be deemed to be included in Energy Activities.

         "FACILITIES" shall mean and include any physical component of a telecommunications network that is used or designed to be used in the transmission or routing of telecommunications services including, without limitation: metallic or optical wires, cables, or fibers; optical, electrical, or optical/electrical generation, regeneration, amplification, detection, or switching equipment; radio frequency, infrared, ultraviolet, or visual spectrum transmitters or receivers; antennas or satellite terminals; satellite transponders; conduits, innerducts, or ducts; multiplexing equipment; video, audio, or multimedia compression/decompression equipment (codecs); protocol converters; and voice, data, multimedia, or internet-protocol switches or routers.

         "GOVERNMENTAL AUTHORITY" shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory administrative or governmental authority.

         "GROUP" means the Communications Group or the Williams Group, as the context requires.

         "INFORMATION" means any Information, whether or not patentable or copyrightable in written, oral or electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototype samples, computer date, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys, memos and other materials prepared by attorneys and any other technical, financial, employee or business information or data.

         "IPO CLOSING DATE" means September 30, 1999.

         "PERMITTED PREPARATIONS" shall mean and include internal Williams
Group
preparations to engage in Telecommunications Transactions but does not include:
(a) solicitations (directly or indirectly through agents or consultants) of potential customers, suppliers, or co-venturers for any Telecommunications Transaction, (b) negotiations of specific Telecommunications Transactions or of agreements to engage in Telecommunications Transactions, (c) public solicitation of employees, consultants, customers, co-venturers, or suppliers (but Williams may privately solicit employees and consultants), and (d) any filing with authorities regulating telecommunications services, securities, or exchanges for authorization to engage in Telecommunications Transactions.

         "PERSON" means any individual, corporation, partnership, limited liability company or partnership, joint venture, association, governmental entity, or any other entity.

         "RESTRUCTURING AGREEMENT" means the Securities Purchase and Restructuring Agreement and the agreements related thereto executed by the Parties on February 26, 2001 and attached hereto as Exhibit 7.

         "SHAREHOLDER AGREEMENT" means the agreement attached hereto as Exhibit
8.

         "TELECOMMUNICATIONS TRANSACTIONS" shall mean and include any sale, purchase, or brokering of (a) telecommunications transmission capacity or a Derivative thereof or (b) rights of use in or leases of dark fiber, or a Derivative of such rights of use or leases. For purposes of defining "Telecommunications Transactions" and "Derivative," telecommunications transmission capacity means and includes, without limitation, message telecommunications service (toll long-distance calling and toll-free long-distance calling), call termination service, private lines, virtual private lines, satellite transponder rights or capacity, asynchronous transfer mode service, frame relay service, packet-switched service, Internet protocol transport service, optical waves, SONET service, video transmission, and other similar point-to-point or point-to-multipoint telecommunications services, whether existing as of the Effective Date or developed in the future.

         "TRADEMARK LICENSE AGREEMENT" means the agreement attached hereto as
Exhibit 9.

         "WILLIAMS GROUP" shall mean Williams and its direct and indirect subsidiaries except the Communications Group.


                                   ARTICLE II

             ANCILLARY AGREEMENTS AND TERMINATION OF PRIOR AGREEMENT

         2.01 ANCILLARY AGREEMENTS. Concurrently with the execution of this Agreement, Williams and Communications shall execute the Ancillary Agreements.

         2.02 TERMINATION OF PRIOR AGREEMENT. As of the Effective Date of this Agreement, the Prior Agreement is hereby terminated and the terms and conditions of this Agreement supersede those of the Prior Agreement, except for obligations arising under the Prior Agreement prior to such date.


                                   ARTICLE III

                            CERTAIN BUSINESS MATTERS

         3.01 NON-COMPETITION. (a) Except as permitted under this Section 3.01, no member of the Communications Group shall, for a period of five years from the IPO Closing Date, engage in Energy Activities or any activities or lines of business similar to Energy Activities.

         (b) Except as permitted under this Section 3.01, no member of the Williams Group shall, for a period of five years from the IPO Closing Date, engage in Communications Activities.

         (c) Except as expressly permitted under this Section 3.01 (c), no member of the Williams Group shall for a period of eighteen months from the Effective Date engage in Telecommunications Transactions, provided that any member of the Williams Group may: (i) undertake Permitted Preparations after the Effective Date and (ii) purchase telecommunications services for internal Williams Group purposes (i.e. not for resale).

         (d) After the period ending eighteen months from the Effective Date, the Williams Group may engage in Telecommunications Transactions, provided however, in no case shall the Williams Group construct, own, or operate any Facilities in connection with any existing or planned Telecommunications Transactions until after September 30, 2004.

         (e) No member of the Williams Group shall for a period of nine months from the Effective Date disclose its plans or potential plans to engage in Telecommunications Transactions or make any public announcements regarding Telecommunications Transactions (except as a purchaser of services for internal Williams Group use), provided that any member of the Williams Group may:

         (i) describe the provisions of this Separation Agreement and the effect thereof;

         (ii) disclose information to employees, directors of Williams Group corporations, or managers (or the equivalent) of Williams Group limited liability companies, to the extent legally binding ethical rules, contractual provisions, or enforceable and enforced conditions of employment restrict such persons from further disclosure of such information; and

         (iii) disclose information to consultants or attorneys, to the extent legally binding ethical rules or contractual provisions restrict such consultants or attorneys from further disclosure of such information.

         (f) The Williams Group agrees not to use the name "Williams" in connection with Telecommunications Transactions during the period beginning on the Separation Date and ending September 30, 2004, provided that:

         (i) if Communications ceases use of the name "Williams" in connection with Telecommunications Transactions for a period of two years, then the Williams Group shall be free to use such name; and

         (ii) the Williams Group shall be free to conduct business under and contract in any corporate or company name except as provided in Subsection (g).

         (g) The Williams Group agrees not to use as a corporate or company name in connection with Telecommunications Transactions, during the period beginning on the Separation Date and ending September 30, 2004 (a) the word "Williams" or any obvious derivative thereof in combination with the words "Communications", "Telecom", "Telecommunications", "Wireless", "Bandwidth", "Lightwave", "Digital", "Optic", "Fiber", "Interexchange", "Long Distance" or like terms; and
(b) specifically the names "WilTel" or "WilCom" or like terms.

         (h) No member of the Communications Group or the Williams Group shall have any duty to refrain from doing business with any potential or actual supplier or customer with any member of the other Group or engage in or refrain from any activities whatsoever relating to any of the potential or actual customers or suppliers of the other Group except as provided herein.

         (i) Notwithstanding the other provisions of this Section 3.01 to the contrary, the Williams Group, on the one hand, and the Communications Group, on the other hand, shall be permitted to pursue business opportunities that are reserved to the other Group if the Group permitted to pursue such opportunities shall determine not to pursue them. In this regard, each party agrees that if one of the parties (the "proposing party") notifies in writing the other party (the "receiving party") that the proposing party desires to pursue an opportunity that the proposing party is prohibited from pursuing under this
Section 3.01, the receiving party shall notify the proposing party (i) within ten (10) Business Days following its receipt of the proposing party's notice whether the receiving party intends in good faith to pursue the same opportunity and (ii) promptly following any subsequent determination by the receiving party not to pursue such opportunity of such determination. The proposing party shall be permitted to pursue an opportunity as to which it has given a notice pursuant to this Section 3.01(i) in the event that (i) the receiving party fails to notify the proposing party within the required period of the receiving party's good faith intention to pursue such opportunity or (ii) the receiving party notifies the proposing party of the receiving party's determination not to pursue such opportunity.

         (j) Notwithstanding the other provision of this Section 3.01 to the contrary, the Williams Group, on the one hand, and the Communication Group, on the other hand, shall be permitted to make acquisitions of and investments in any entity engaged in activities that are reserved to the other Group provided that those activities that are reserved to the other Group represented in such entity's most recently completed fiscal year not more than 30% of the consolidated revenues or net income of the entity being acquired or in which the investment is being made. In the event that the Williams Group or the Communications Group makes such an acquisition and in connection therewith acquires all of the equity of the activities reserved to the other Group, it will provide to the other Group a right of first offer to acquire such activities should such activities be disposed of prior to five years following the IPO Closing Date.

         3.02 EXCHANGE OF INFORMATION. (a) Each of Williams and Communications on behalf of its respective Group agrees to provide or cause to provide to the other Group at any time after the Closing as soon as reasonably practicable after written notice therefor any Information in the possession or in control of such respective Group that the requesting Party reasonably needs: (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party (including under applicable securities or tax laws) by a Governmental Authority having jurisdiction over the requesting Party, (ii) for use in any other judicial, regulatory, administrative tax or other proceedings or in order to satisfy audit, accounting, claims, regulatory, litigation, tax or other similar requirements, or (iii) to comply with its obligations under this Agreement or any similar Agreements; provided, however, if any Party determines that any such a provision of Information could be commercially detrimental, violate any law or Agreement, or waive any attorney-client privilege, the Parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

         (b) After the IPO Closing Date, Communications shall have access during regular business hours (as in effect from time to time) to the documents and objects of historical significance that relate to the Communications Business that are located in the Williams records. Communications may obtain copies (but not originals) of documents for bona fide business purposes. Communications shall pay reasonable per hour costs for archives research services. Nothing herein should be deemed to restrict the access of any member of the Williams Group to any such documents or objects or to impose any liability on any member of the Williams Group if any such documents or objects are not maintained or preserved by Williams.

         (c) After the Effective Date, (i) Communications shall maintain and effect at its own cost and expense adequate systems and controls to the extent necessary to enable members of the Williams Group to satisfy their respective reporting, accounting, audit and other obligations, and (ii) Communications shall provide or cause to be provided to Williams such form as Williams shall request at no charge to Williams all financial and other data and information that Williams determines necessary in order to prepare Williams' financial statements and reports or filings with any Governmental Authority.

         3.03. OWNERSHIP OF INFORMATION. Any Information owned by one Group that is provided to a requesting Party pursuant to this Agreement shall be deemed to remain the property of the providing Party. Unless specifically set forth herein, nothing contained in this Agreement should be construed as granting or conferring rights or licenses or otherwise in any such Information.

         3.04. COMPENSATION FOR PROVIDING INFORMATION. The Party requesting such Information shall reimburse the other Party for the reasonable cost, if any, of creating, gathering or copying such Information, to the extent that such costs are incurred for the benefit of the requesting Party. Except as may be otherwise specifically provided elsewhere in this Agreement or any other Agreement between the Parties, such cost shall be computed in accordance with the providing Party's standard methodology and procedures.

         3.05. RECORD RETENTION. To facilitate the possible exchange of Information pursuant to this Agreement after the IPO Closing Date, the Parties agree to use their reasonable best efforts to retain all Information in their respective possession or control in accordance with the records retention policies of Williams as in effect of the IPO Closing Date as such may from time to time be changed. No Party will destroy or permit any of its Subsidiaries to destroy any financial Information which the other Party may have the right to obtain pursuant to this Agreement prior to the third anniversary of the Effective Date. Furthermore, no Party will destroy or permit any of its subsidiaries to destroy any Information which the other Party may have the right to obtain pursuant to this Agreement prior to the tenth (10th) anniversary of the Effective Date without first using its reasonable best efforts to notify the other Party of the proposed destruction and giving the other Party the opportunity to take possession of such Information prior to such destruction; provided, however, that in the case of any Information relating to taxes or to environmental liabilities, such period shall be extended to expiration of the applicable statute of limitations (giving effect to any extensions thereof).

         3.06. LIMITATION OF LIABILITY. No Party shall have any liability to any other Party in the event that any Information exchanged or provided pursuant to this Agreement which is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate in the absence of willful misconduct by the Party providing such Information. No Party shall have any liability to any other Party if any Information is destroyed after the reasonable best efforts by such Party to comply with the provisions of this Agreement.

         3.07 OTHER AGREEMENTS PROVIDING FOR EXCHANGE OF INFORMATION. The rights and obligations granted under this Agreement are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information as set forth in any other agreement between the Parties.

         3.08 PRODUCTION OF WITNESSES, RECORDS AND COOPERATION. After the Effective Date, each party hereto shall use its reasonable best efforts to make available to each other party upon written request the former, current and future directors, officers, employees, other personnel and agents and the members of its respective Group as witnesses, and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such person (given consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may be reasonably required in connection with any Action in which the requesting party may from time to time be involved regardless of whether such Action is a matter with respect to which indemnification may be sought. The requesting party shall bear all costs and expenses (including allocated costs of in-house counsel and other personnel) in connection therewith.

         3.09. CONFIDENTIALITY. Each of the Parties hereto on behalf of itself and each member of its respective Group agrees to hold and to cause its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives to hold in strict confidence with at least the same degree of care that applies to Williams confidential and proprietary information pursuant to policies in effect and practices in place on the IPO Closing Date, all information concerning each other Group that is either in its possession (including Information in its possession prior to the IPO Closing
Date) or furnished by any such group or its respective directors, officers, employees, agents, accountants, counsel or other advisors and representatives at any time pursuant to this Agreement and shall not use any of such Information other than for purposes expressly permitted hereunder.

         3.10 PROTECTIVE ARRANGEMENTS. If any Party and any member of its Group either determines on the advice of its counsel that it is required to disclose any Information pursuant to applicable law or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information of any other Party (or any other member of any other Party's Group) that is subject to the confidentiality provisions hereof, such Party shall notify the other Party prior to disclosing or providing such Information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Person that receives such request may thereafter disclose or provide Information to the extent required by such law (as so advised by counsel) by lawful process of such Governmental Authority.


                                   ARTICLE IV

                               DISPUTE RESOLUTION

         4.01 In the event of a dispute under this Agreement, any Ancillary Agreement or the Restructuring Agreement, Williams and Communications agree to resolve the dispute in accordance with the Dispute Resolution Procedures set forth in Exhibit 10 attached hereto and made a part hereof. In the event of a conflict between the dispute resolution provisions of any Ancillary Agreement and the provisions of the Dispute Resolutions Procedures set forth in Exhibit 10, the provisions of the Dispute Resolutions Procedures set forth in Exhibit 10 shall control.


                                    ARTICLE V

                   FURTHER ASSURANCE AND ADDITIONAL COVENANTS

         5.01 FURTHER ASSURANCES. (a) In addition to the actions specifically provided for elsewhere in this Agreement, each of the Parties hereto shall use its reasonable best efforts, prior to, on and after the IPO Closing Date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements.

         (b) Without limiting the foregoing, prior to, on and after the IPO Closing Date, each Party hereto shall cooperate with the other Parties, and without any further consideration, but at the expense of the requesting Party, to execute and deliver, or use its reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of any Governmental Authority or any other Person under any permit, license, agreement, indenture or other instrument (including any consents or governmental approvals), and to take all such other actions as such Party may reasonably be requested to take by any other Party hereto from time to time, consistent with the terms of this Agreement and the Ancillary Agreements, in order to effectuate the provisions and purposes of this Agreement and the Ancillary Agreements and the transfers of assets and the assignment and assumption of liabilities and the other transactions contemplated hereby and thereby. Without limiting the foregoing, each Party shall, at the reasonable request, cost and expense of any other Party, take such other actions as may be reasonably necessary to vest in such other Party good and marketable title, free and clear of any security interest, if and to the extent it is practicable to do so.

         (c) Prior to the Closing Date, if one or more of the Parties identifies any commercial or other service that is needed to assure a smooth and orderly transition of the businesses in connection with the consummation of the transactions contemplated hereby, and that is not otherwise governed by the provisions of this Agreement or any Ancillary Agreement, the Parties shall cooperate in determining whether there is a mutually acceptable arm's-length basis on which one or more of the other Parties will provide such service.

         (d) Communications hereby assumes that portion of Williams' obligations related to Communications and its subsidiaries under: (i) that certain agreement between Williams WPC-I, Inc. ("WPC") and The Williams Companies, Inc., dated September 21, 1998, whereby Williams compensates WPC for performances of services by WPC on behalf of Communications and its subsidiaries; (ii) that certain agreement among Williams Risk Management L.L.C. ("WRM") and The Williams Companies, Inc., and Williams WPC-I, Inc., dated September 21, 1998, whereby Williams compensates WRM for performance of Williams' risk management obligations on behalf of Communications and its subsidiaries; and (iii) any other agreement related to WPC or Williams WPC-II, Inc.

         5.02 WAIVER OF TERMINATION RIGHTS. Each Party waives and, to the extent required to make such waivers effective, Communications shall cause the Persons comprising the Communications Group to waive and Williams shall cause the Persons comprising the Williams Group to waive, any right to terminate, cease performing under, revise unilaterally, or increase the charges in, any agreement between the Communications Group and the Williams Group as a result of any provision in such agreement that would permit such action if Williams no longer controls (through voting stock or ownership of half, a majority, or a supermajority of

Communications common stock) or no longer owns (directly or indirectly through one or more subsidiaries) any Person comprising the Communications Group.


                                   ARTICLE VI

                                EMPLOYEE BENEFITS

         6.01 EMPLOYEE BENEFIT PLANS. The relationship of the Parties with respect to certain matters relating to employees and employee benefits shall be governed by the Employee Benefits Agreement attached hereto as Exhibit 2.


                                   ARTICLE VII

                                  EFFECTIVENESS

         7.01 EFFECTIVENESS. This Agreement shall become effective at the Closing.


                                  ARTICLE VIII

                             SUCCESSORS AND ASSIGNS

         8.01. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either Party hereto to any other person without the prior written consent of the other Party hereto.


                                   ARTICLE IX

                          NO THIRD-PARTY BENEFICIARIES

         9.01. NO THIRD-PARTY BENEFICIARIES. Except for the Persons entitled to indemnification hereunder, each of whom is an intended third-party beneficiary hereunder, nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the Parties hereto any legal or equitable rights hereunder.

                                    ARTICLE X

                                ENTIRE AGREEMENT

         10.01. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof.


                                   ARTICLE XI

                                    AMENDMENT

         11.01. AMENDMENT. This Agreement may not be amended except by an instrument signed by the Parties hereto.


                                   ARTICLE XII

                                     WAIVERS

         12.01. WAIVERS. No waiver of any term shall be construed as a subsequent waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any such rights.


                                  ARTICLE XIII

                                  SEVERABILITY

         13.01. SEVERABILITY. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.


                                   ARTICLE XIV

                                    HEADINGS

         14.01. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


                                   ARTICLE XV

                                     NOTICES

         15.01. NOTICES. All notices given in connection with this Agreement shall be in writing. Service of such notices shall be deemed complete: (i) if hand delivered, on the date of delivery; (ii) if by mail, on the fourth Business Day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid; (iii) if sent by Federal Express or equivalent courier service, on the next Business Day; or (iv) if by telecopier, upon receipt by sender of confirmation of successful transmission. Such notices shall be addressed to the Parties at the following address or at such other address for a Party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

                 If to Williams:

                 THE WILLIAMS COMPANIES, INC.
                 ONE WILLIAMS CENTER
                 TULSA, OKLAHOMA 74172
                 ATTENTION: GENERAL COUNSEL
                 FAX NO. 918/573-5942

                 IF TO COMMUNICATIONS:

                 WILLIAMS COMMUNICATIONS GROUP, INC.
                 ONE WILLIAMS CENTER
                 TULSA, OKLAHOMA 74172
                 ATTENTION: GENERAL COUNSEL
                 FAX NO.: 918/573-3005


                                   ARTICLE XVI

                                  GOVERNING LAW

         16.01. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with, the laws of the State of Oklahoma, without giving effect to the principles of conflict of laws of such state or any other jurisdiction.


                                  ARTICLE XVII

                                  COUNTERPARTS

         17.01. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Parties hereto have caused this Amended and Restated Separation Agreement to be executed the day and year first written above.

                  WILLIAMS COMMUNICATIONS GROUP, INC.

                  BY:      /s/ HOWARD S. KALIKA
                     --------------------------------------------------

                  NAME:    Howard S. Kalika
                          ---------------------------------------------

                  TITLE:   Vice President
                        -----------------------------------------------





                  THE WILLIAMS COMPANIES, INC.

                  BY:    /s/ JACK D. MCCARTHY
                    ---------------------------------------------------

                  NAME:  Jack D. McCarthy
                       ------------------------------------------------

                  TITLE: Senior Vice President
                        -----------------------------------------------